UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy statement
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☐	Soliciting Material Pursuant to §240.14a-12

NEURALSTEM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

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NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To Be Held On June 22, 2017
_________________________

Dear Stockholder:

We are pleased to invite you to the 2017 annual meeting of shareholders (the “Annual Meeting”) of Neuralstem Inc., a Delaware corporation (the “Company”), which will be held on June 22, 2017 at 8:00 a.m. EDT at Morgan, Lewis & Bockius, 101 Park Avenue 39th Floor, New York, NY 10178. If you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 20, 2017) to RSVP@neuralstem.com and please include your name in the subject line of the e-mail. Details regarding the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail and in this proxy statement (the “Proxy Statement”). The following summarizes the matters to be voted upon at the Annual Meeting:

1.	Election of one (1) member to Class III of the Board of Directors to serve for the following three years or until his respective successor is elected and qualified;

2.	Ratification of Dixon, Hughes, Goodman LLP as the Company’s independent registered public accounting firm for 2017;

3.	To approve an amendment to Neuralstem’s 2010 Equity Compensation Plan to increase the number of authorized shares of common stock issuable under the plan by 700,000;

4.	An advisory vote to approve executive compensation (non-binding);

5.	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding); and

6.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record as of the close of business on April 28, 2017 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

We have elected to utilize the Securities and Exchange Commission’s “notice and access” rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes the “notice and access rules” allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information, please see the Questions and Answers section of this proxy statement.

Your vote is important. Whether you do or do not plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Thank you for your ongoing support of, and continued interest in Neuralstem. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Richard Daly

Richard Daly

Chairman of the Board and Chief Executive Officer

May 1, 2017

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NEURALSTEM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:00 a.m. EDT, on June 22, 2017.

Place	Morgan, Lewis & Bockius, 101 Park Avenue 39th Floor, New York, NY 10178.

Items of Business	(1) To elect one (1) member to Class III of the Board of Directors to serve for the following three years or until his respective successor is elected and qualified.

(2) To ratify the appointment of Dixon, Hughes, Goodman LLP as the Company’s independent registered public accounting firm for 2017.

(3) To approve an amendment to Neuralstem’s 2010 Equity Compensation Plan to increase the number of authorized shares of common stock issuable under the plan by 700,000.

(4) An advisory vote to approve executive compensation (non-binding).

(5) An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding).

(6) To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Neuralstem stockholder as of the close of business on April 28, 2017 (“Record Date”).

Meeting Admission	You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 20, 2017) RSVP@neuralstem.com with your name in the subject line. You should be prepared to present photo identification for admittance. In addition, if you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted. Additionally, you will be required to email RSVP@neuralstem.com of your intention to attend the meeting in person at least 48 hours prior to the annual Meeting. In the event that more people RVSP than seating capacity, those who provided their RSVP first will receive admittance until seating capacity is reached.

The Annual Meeting will begin promptly at 8:00 a.m. EDT. Check-in will begin at 7:00 a.m. EDT, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 4 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

Richard Daly Chairman of the Board Chief Executive Officer

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about May 1, 2017.

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In this proxy statement, the words “Neuralstem,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to Neuralstem, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

* * * * *

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2016 Annual Report on Form 10-K for the fiscal year ended December 31, 2016, are available at http://www.astproxyportal.com/ast/21246/

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Neuralstem under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”)) shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

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NEURALSTEM, INC.

20271 Goldenrod Lane, 2nd Floor

Germantown, Maryland 20876

(301)-366-4960

PROXY STATEMENT

GENERAL

We are providing you this proxy statement as part of a solicitation by the board of directors (“Board of Directors” or “Board”) of Neuralstem, Inc. for use at our 2017 Annual Meeting of Stockholders (“Annual Meeting”) and at any adjournment or postponement that may take place. We will hold our Annual Meeting on June 22, 2017 at 8:00 a.m. EDT at Morgan, Lewis & Bockius, 101 Park Avenue 39th Floor, New York, NY 10178. Only stockholders of record on April 28, 2017 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

We have elected to utilize the Securities and Exchange Commission’s “notice and access” rules that allow us to furnish proxy materials to our shareholders on the Internet. The Company believes the “notice and access rules” allows us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information please see the Questions and Answers section of this proxy statement.

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about May 1, 2017. Unless the context otherwise requires, the terms "Neuralstem," “the Company,” “us,” “we,” “our,” “ours,” and “us” and similar terms, references Neuralstem, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

PROXY MATERIALS

1.	Why am I receiving these materials?

Our Board is providing these proxy materials to you on the internet or, upon your request, has delivered printed proxy materials to you, in connection with our Annual Meeting of Stockholders, which will take place on June 22, 2017 at 8:00 a.m. EDT at Morgan, Lewis & Bockius, 101 Park Avenue 39th Floor, New York, NY 10178. As a stockholder, you are invited to attend the meeting and requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the 2017 Annual Meeting of Stockholders;
•	Our 2016 Annual Report, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016; and
•	The proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in these materials?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

4.	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2017 Annual Report to our stockholders by providing notice and access to these documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they specifically request them. Instead, the Notice which is mailed to stockholders will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

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5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

Customer Service

6201 15th Avenue

Brooklyn, NY 11219

800-937-5449

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6.	How can I access the proxy materials over the internet?

The Notice will contain instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available on our website at www.neuralstem.com. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

VOTING INFORMATION

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of one (1) Class III director to our Board, to hold office until the annual meeting of stockholders in 2020, or until his successor is elected and qualified.

•	The ratification of Dixon, Hughes & Goodman, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

•	To approve an amendment to Neuralstem’s 2010 Equity Compensation Plan to increase the number of authorized shares of common stock issuable under the plan by 700,000.

•	An advisory vote to approve executive compensation (non-binding).

•	An advisory vote to approve the frequency of holding future advisory votes on executive compensation every 1, 2 or 3 years (non-binding).

•	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof (See Question 23 below).

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8.	How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote your shares:

•	“FOR” the director nominee;

•	“FOR” the ratification of the appointment of Dixon, Hughes, Goodman LLP as our independent registered public accounting firm for the 2017 fiscal year;

•	“FOR” the amendment to the 2010 Equity Compensation Plan;

•	“FOR” the approval of the 2016 compensation awarded to named executive officers; and

•	Every “3 Years” for the frequency of the stockholder advisory vote regarding compensation awarded to named executive officers.

9.	What shares can I vote?

Each share of our common stock issued and outstanding as of the close of business on the Record Date is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 11,899,453 shares of common stock issued and outstanding. We also had 1,000,000 shares of Series A 4.5% Convertible Preferred Stock, with a stated value of $12.7895 per share, that are outstanding but that have no voting rights with respect to the matters contained herein.

10.	How many votes am I entitled to per share?

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date. The holders of the Company’s outstanding Series A 4.5% Convertible Preferred Stock have no voting rights with respect to the matters contained herein.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Neuralstem. As the stockholder of record, you have the right to grant your voting proxy directly to Neuralstem or to vote in person at the Annual Meeting. If you have requested printed proxy materials, enclosed in such materials will be a proxy card for you to use. You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

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12.	If I am a Shareholder of Record, how do I vote?

If you are a shareholder of record, there are four ways to vote:

•

In person.  You may vote in person at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.  Additionally, due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 20, 2017) to RSVP@neuralstem.com with your name in the subject line.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

13.	If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Additionally, due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 20, 2017) to RSVP@neuralstem.com with your name in the subject line.

You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

14.	How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

15.	What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions, then the persons named as proxy holder, Richard Daly, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

16.	Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers. If you are a stockholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 20271 Goldenrod Lane, Germantown, Maryland 20876. If you are a beneficial owner, you can change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

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17.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of our common stock as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

18.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee.

With respect to the advisory vote on the frequency of holding future stockholder advisory votes regarding compensation awarded to named executive officers (Proposal Number 5), you may vote “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention does not count in the determination of which alternative receives the highest number of votes cast.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN,” if you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

19.	What is the voting requirement to approve each of the proposals?

In the election of the director (Proposal Number 1), the person receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

In the case of the proposal to determine the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (Proposal Number 5), the frequency that receives the highest number of votes cast will be deemed to be the frequency selected by stockholders.

In the case of the ratification of the appointment of Dixon, Hughes, Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2017 (Proposal Number 2), the amendment to our 2010 Equity Compensation Plan to increase the number of shares of common stock issuable under the plan by 700,000 (Proposal Number 3), and the approval of the 2016 compensation awarded to named executive officers, which is non-binding (Proposal Number 4), the affirmative “FOR” vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for approval.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Dixon, Hughes, Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal Number 2).

20.	How do Broker Non-Votes and Abstentions Effect the Voting Results

With respect to the election of the director (Proposal No. 1), under plurality voting, broker non-votes and abstentions would have no effect on determining the nominee elected.

With respect to the ratification of Dixon, Hughes, Goodman LLP (Proposal No. 2), approval of 2016 compensation (Proposal No. 4), and frequency of stockholder advisory vote on compensation (Proposal No. 5) shares that constitute broker non-votes are not considered votes cast on that proposal nor entitled to vote. Thus, broker non-votes will not affect the outcome of this matter, assuming that a quorum is obtained. Abstentions will have the same effect as a vote against.

With respect to the amendment to the Company’s 2010 Equity Compensation Plan (Proposal No. 3), broker non-votes will not be counted as shares entitled to vote and will have no effect on the results of the votes. Abstentions will have the same effect as a vote against.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Please note that brokers may not vote your shares on the election of directors, the amendment to the 2010 Equity Compensation Plan, or certain corporate governance matters in the absence of your specific instructions. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

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21.	Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors. Regardless, only one director position is being voted on at the 2017 Annual Meeting.

22.	Who is paying for this proxy solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card, the Notice of Internet Availability, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks, brokers and other third parties to solicit their customers who beneficially own Common Stock listed of record in the name of such bank, broker or other third party, and the Company will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of the Company, but no additional compensation will be paid to such individuals.

23.	What happens if additional matters are presented at the Annual Meeting?

Other than the five (5) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holder, Richard Daly, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason, the nominee is not available as a candidate for director, the person named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

24.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Annual Meeting, which will also be available on our website.

ATTENDING THE ANNUAL MEETING

25.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 20, 2017) to Meg McElroy at Meg@neuralstem.com. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statements for the periods prior to and after April 28, 2017, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. The meeting will begin promptly at 8:00 a.m. EDT on June 22, 2017. Check-in will begin at 7:00 a.m., local time, and you should allow ample time for the check-in procedures.

26.	Who will count the votes?

We will appoint one of our officers or employees present at the meeting to act as the inspector of elections for any votes cast at the meeting. Also, our transfer agent will separately tabulate all votes FOR and AGAINST each matter, as well as all abstentions and broker non-votes and votes made through the internet, telephone or by proxy for by shareholders of record and beneficial owners.

27.	How can I contact Neuralstem’s transfer agent?

Contact our transfer agent by either writing to American Stock Transfer & Trust Company, LLC, Attn: Customer Service, 6201 15th Avenue

Brooklyn, NY 11219, or by telephoning 800-937-5449.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS, RELATED BYLAW PROVISIONS AND MISCELLANEOUS ITEMS

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28.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Neuralstem’s Corporate Secretary in a timely manner and must contain the information required by our bylaws. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2018 Annual Meeting of Stockholders, the Corporate Secretary of Neuralstem must receive the written proposal at our principal executive offices no later than December 28, 2017; provided, however, that in the event that we hold our 2018 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2017 Annual Meeting, the deadline is a reasonable time before we begin to print and send our 2018 notices for the 2018 Annual Meeting. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Neuralstem, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane, Suite 2024

Germantown, Maryland 20876

Fax: 301-560-6634

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2018 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 22, 2018, and

•	not later than the close of business on March 24, 2018.

In the event that we hold our 2018 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2017 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Neuralstem at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance——Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 18 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Disclosure of Hedged Positions

Any stockholder proposal or nomination of director candidate requires the disclosure and a description of (i) any direct or indirect opportunity for such stockholder to directly or indirectly profit or share in any profit derived from any increase or decrease in value of the shares of the Company, (ii) any proportionate interest in the shares of the Company or instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or an associated person is a general partner or, directly or indirectly owns an interest in a general partner, (iii) any short interest in any security of the Company, (iv) any performance-related fees that such stockholder or associated person is entitled to based on any increase or decrease in the value of shares of the Company and (v) any hedging or other transaction or series of transactions that has been entered into by or on behalf of , or any other agreement, arrangement, or understanding (including, without limitation, any put, short position or any borrowing or lending of shares) that has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase or decrease the voting power of, the stockholder or associated person with respect to any share of the Company. For a complete description of disclosures required by stockholders of hedged positions, please see Section 2.16 the Company’s bylaws, as amended.

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29.	How can I receive a copy of Neuralstem’s Bylaws?

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

30.	Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 20271 Goldenrod Lane, Suite 2024, Germantown, Maryland 20876. The Company’s main telephone number is (301)-366-4960.

****

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BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of March 31, 2017, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

•	each of our current directors and nominees;

•	each of our current named executive officers; and

•	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

	Common Stock
Name and Address of Beneficial Owner (1)	Shares		Shares Underlying Convertible Securities		Total	Percent of Class (2)
Directors and named executive officers
Karl Johe, Ph.D.	71,568	(3)	895,414		966,982	7.65%
I. Richard Garr	111,524		337,011		448,535	3.71%
Stanley Westreich	122,736		22,449		145,185	1.23%
Richard Daly	15,812		114,584		130,396	1.10%
William Oldaker	15,141		34,744		49,885	*
Scott Ogilvie	6,617		26,751		33,368	*
Sandford Smith	10,152		5,721		7,645	*
Catherine Sohn	10,152		5,531		15,683	*
Jonathan Lloyd Jones	7,859		6,404		14,263	*
All directors and named executive officers as a group (9 individuals)					1,811,942	15.43%

5% owners as reported on form SC 13G
Tianjin Pharmaceuticals Group Intenational Holdings Co., LTD	2,192,308		193,188	(4)	2,385,496	19.99%
Putnam Investments, LLC (5)	99,128		-		99,128	0.84%
All directors, named executive officers, and 5% owners as a group (11 entities)					4,296,566	32.08%

*    Represents less than one percent.

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Neuralstem, Inc. 20271 Goldenrod Lane, Germantown, MD 20876.
(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 11,743,244 shares of common stock issued and outstanding as of March 31, 2017.
(3)	28,491 shares are pledged as collateral pursuant to a personal loan and the remaining shares are pledged as collateral pursuant to Dr. Johe's divorce settlement.
(4)	Represents conversion of 49,681 shares Issuer's Series A 4.5% Convertible Preferred Stock. Excludes 3,695,380 Common Shares issuable upon conversion of the remaining 950,319 Preferred Shares. Preferred Share conversion is limited to ownership of 19.99% of total number of Common Shares outstanding after giving effect to such conversion.
(5)	As reported by owner disclosing ownership as of 12/31/16 as adjusted for January 6, 2017 1:13 reverse stock split.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of April 1, 2017 (except as expressly stated) are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
Executive Officers
Richard J. Daly	Chief Executive Officer and Director (Chairman)	56	2/2016
Jonathan Lloyd Jones(1)	Chief Financial Officer	56	2015
Dr. Karl Johe(2)	Chief Scientific Officer	56	1996

Independent Directors
Scott V. Ogilvie	Director	62	2007
William Oldaker	Director	75	2007
Stanley Westreich	Director	80	2011
Dr. Catherine Angell Sohn	Director	64	2014
Sandford D. Smith	Director	70	2014

Non Independent Directors
I. Richard Garr(3)	Director	64	1996

_____________________________________________

(1) As of April 30, 2017, Mr. Lloyd Jones left the Company to pursue other opportunities.

(2) As of August 9, 2016, Dr. Johe ceased having policy making authority.

(3) As of June 16, 2016, Mr. Garr ceased to be a director of Neuralstem.

Richard Daly, has been our Chief Executive Officer since February of 2016 and Chairman of the Board since June 2016. Mr. Daly brings over 25 years of commercial pharmaceutical experience working in positions of progressive responsibility in sales, marketing and operations. From November 2015 until February 2016, Mr. Daly was a managing partner at Ravine Rock Partners, LLC, a bio-pharmaceutical consulting company.  Prior to that, from August 2013 until February 2014, Mr. Daly (as an employee of BMS) was the U.S. President of the BMS-AZ Diabetes Alliance. In February 2014 AstraZeneca purchased the BMS interest in the Diabetes Alliance and Mr. Daly became the President of U.S. Diabetes, a subsidiary of AstraZeneca Pharmaceutical LP. He served in this position until November 2014. From October 2011 until November 2012, Mr. Daly was a founding partner, board member and investor in SagePath Partners LLC, a commercial outsourcing provider to the pharmaceutical industry.  Between July 2008 and October 2011, Mr. Daly was executive vice president of North and South America for Takeda NA, the north American subsidiary of Takeda Pharmaceuticals (TSE: TYO).  Since June 2015, Mr. Daly has served on the board of directors and on the Nomination/Governance (Chair) and Compensation Committees for Synergy Pharmaceuticals (NASDAQ: SGYP). Since February 2015, Mr. Daly has also served on the board of directors and on the Compensation Committee of Catalyst Pharmaceuticals (NASDAQ: CPRX).  Mr. Daly holds a BS in Microbiology from The University of Notre Dame and an MBA from Northwestern University's Kellogg Graduate School of Management. In evaluating Mr. Daly’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work with both public and private organizations, including his experience in building biopharmaceutical organizations, his strong business development background and his past experience and relationships in the biopharma and biotech fields.

Mr. Jonathan Lloyd Jones, served as our chief financial officer from May 2015 until April 2017. Mr. Lloyd Jones has more than 25 years of corporate finance and business development experience. Mr. Lloyd Jones is a Chartered Accountant and holds a Masters of Business Administration from Wharton School of the University of Pennsylvania and a BSc from the University of Bradford. Mr. Lloyd Jones has a background in corporate finance, particularly in licensing and partnering initiatives and in instituting financial infrastructure. From January 2013 until October 2014, he served as Chief Financial Officer of Columbia Laboratories (Juniper Pharmaceuticals) (NASDAQ – JNP). Prior to that, from 2011 to 2012, Mr. Lloyd Jones served as Chief Financial Officer and Vice President of Corporate Development at TetraLogic Pharmaceuticals, a venture-backed pharmaceutical company. Additionally, from 2006 to 2010, Mr. Lloyd Jones served as Vice President, Finance, at TransMolecular, a privately-held clinical stage biotech company.

Dr. Karl Johe, Ph.D., has been our Chief Scientific Officer since 1996. Dr. Johe has over 20 years of research and laboratory experience. Dr. Johe is the sole inventor of Neuralstem’s stem cell patents and is responsible for the strategic planning and development of our therapeutic products. Dr. Johe received his Bachelor of Arts Degree in Chemistry and a Master’s Degree from the University of Kansas. Dr. Johe received his doctorate from the Albert Einstein College of Medicine of Yeshiva University. From 1993 to January 1997, Dr. Johe served as a Staff Scientist at the Laboratory of Molecular Biology of the National Institute of Neurological Disease and Stroke in Bethesda, Maryland. While holding this position, Dr. Johe conducted research on the isolation of neural stem cells, the elucidation of mechanisms directing cell type specification of central nervous system stem cells and the establishment of an in vitro model of mammalian neurogenesis.

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Mr. Scott V. Ogilvie, has served as a director on our board since February 2008. Mr. Ogilvie is currently the President of AFIN International, Inc., an international private equity and strategic advisory firm, which he founded in 2006. Prior to December 31, 2009, he was CEO of Gulf Enterprises International, Ltd, an investment and strategic advisory company with primary activities in the Middle East and North Africa. He held this position since August 2006. Mr. Ogilvie previously served as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he held from 2001 to 2007. He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate management and board experience in finance, real estate, and life science and technology companies. During the past 5 years, Mr. Ogilvie has served on the board of directors of Innovative Card Technologies, Inc. (OTCBB:INVC), Preferred Voice, Inc., (OTCBB:PRFV), Inpsyr Therapeutics, Inc. (OTCQB: NSPX) and Research Solutions, Inc. (OTCQB:RSSS). In evaluating Mr. Ogilvie’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work in both public and private organizations regarding corporate finance, securities and compliance and international business development.

Mr. William Oldaker, has served on our board of directors since April 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker Group LLC. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of Washington First Bank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm. In evaluating Mr. Oldaker’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience with managing and developing federal government regulations and expertise in the legislative process. He also was a founding member, and has served on the board of directors of a bank for almost thirty years.

Mr. Stanley Westreich, has served on our board of directors since February 2011. Mr. Westreich is the manager of Westreich Services, LLC, a private investment and advisory firm which he founded in 2005. Prior to founding Westreich Services, LLC, Mr. Westreich was President of Westfield Realty, Inc., a real estate development and construction company, from 1965 to 2005. From July 26, 1994 to May 2010 he served as a director of Capital One Financial Corporation (NYSE: COF) and also served as a director of Capital One Bank (USA), National Association. He served as a member of the Capital One Financial Corporation Compensation Committee from March 1995 through February 2010 and was its Chairman from March 1995 through April 2005. He has also served on the Capital One Financial Corporation Finance and Trust Oversight Committee from April 2004 to May of 2010. In evaluating Mr. Westreich’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior experience on the board of Capital One Financial and its related committees as well as his track record at Westreich Reality, Inc.

Catherine Angell Sohn, Pharm.D. has served on our board of directors since January 2014. Dr. Sohn is the founder of Sohn Health Strategies, where since 2010, she has consulted to pharmaceutical, biotechnology, medical device, and consumer healthcare companies in the areas of business strategy, business development and strategic product development. She is currently an independent director on the board of directors of Jazz Pharmaceuticals plc (NASDAQ: JAZZ) and Landec Corp (NASDAQ: LNDC). From 1982 to 2010, she was with GlaxoSmithKline plc, a pharmaceutical company (and with SmithKline Beecham plc before its merger with Glaxo Wellcome plc), where she served most recently as Senior Vice President, Worldwide Business Development and Strategic Alliances in GSK’s Consumer Healthcare division, and previously was Vice President, Worldwide Strategic Product Development in the pharmaceutical division.  Before that, she held a series of positions in Medical Affairs, Pharmaceutical Business Development and U.S. Product Marketing also in the pharmaceutical division.  Dr. Sohn currently holds the positions of Adjunct Professor at the University of California, San Francisco and Dean’s Professor at the University of the Sciences.  She received a Doctor of Pharmacy from the University of California, San Francisco and a Certificate of Professional Development from the Wharton School at the University of Pennsylvania.  Dr. Sohn was named Woman of the Year by the Healthcare Businesswomen's Association (2003) and is a Certified Licensing Professional and a National Association of Corporate Directors (NACD) Board Leadership Fellow.  In evaluating Dr. Sohn’s specific experience, qualifications, attributes and skills in connection with her appointment to our board, we took into account her three decades of pharmaceutical industry experience developing and commercializing neuroscience and biological products, and her public company board experience.

Mr. Sandford D. Smith, has served on our board of directors since March 2014. Since December 2011, Mr. Smith has served as Founder and Chairman of Global Biolink Partners. From 1996 until 2011, Mr. Smith served in various senior and executive management positions at Genzyme Corporation (Formerly NASDAQ: GENZ), including Executive Vice President and President, International Group with responsibility for the commercial activities for Genzyme’s products outside of the U.S. Prior to joining Genzyme, Mr. Smith served from 1986 to 1996 as President and Chief Executive Officer and a Director of Repligen Corporation, a formerly publicly traded biotechnology company. Mr. Smith previously held a number of positions with Bristol-Myers Squibb Company (NYSE: BMY) from 1977 to 1986, including Vice President of Business Development and Strategic Planning for the Pharmaceutical Group. Mr. Smith currently serves as a director of Cytokynetics, Inc. (NASDAQ: CYTK), Apricus Biosciences, Inc. (NASDAQ: APRI) and as chairman of Aegerion Pharmaceuticals, Inc. (NASDAQ: AEGR) and. Mr. Smith serves as a member of the President’s Advisory Board of Brigham and Women’s Hospital in Boston, member of the Advisory Board of Tullis Health Investors in Greenwich, and an advisor to BioNEST Partners in New York and Paris. Mr. Smith also is the founder of Smith Scholars, a medical residency program for physicians from resource-poor nations. In selecting Mr. Smith as a board member, the board took into account his history of marketing and developing of therapies targeted at rare disease or those with orphan designations as well as his general experience in the biotech industry.

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Mr. I. Richard Garr, JD, was a director from 1996 until his resignation in June 2016, and was our Chief Financial Officer until May 2015 and Chief Executive Officer, President and general counsel until February of 2016. Mr. Garr was previously an attorney with Beli, Weil & Jacobs, the B&G Companies, and Circle Management Companies. Mr. Garr is a graduate of Drew University (1976) and the Columbus School of Law, The Catholic University of America (1979). Additionally, he was a founder and current board member of the First Star Foundation, a children’s charity focused on abused children’s issues; a founder of The Starlight Foundation Mid Atlantic chapter, which focuses on helping seriously ill children; and is a past Honorary Chairman of the Brain Tumor Society. In evaluating Mr. Garr’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his broad experience in Neural Stem Cells.

Board of Directors

Our Board consists of six (6) members. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2016, the Board held eighteen (18) meetings and acted through unanimous written consent four (4) times. Each director attended at least 75% of all meetings of the general Board and each respective committee on which such director serves. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings and written consent is provided for below in the section of this proxy statement entitled “Committees.” Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at board and committee meetings.

Attendance at 2016 Annual Meeting

Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged. Our 2016 Annual Meeting was attended, in person by the following Company directors at the time: Messrs. Daly, Ogilvie, Oldaker, Smith and Drs. Sohn and Johe; and was attended telephonically by director Mr. Westreich.

Classification of Board

Pursuant to our bylaws, we have a classified Board which is divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. Notwithstanding, the holder of our Series A 4.5% Convertible Preferred Stock has the right to appoint one board member. As of the date hereof, no such board member has been appointed by the holder of our Series A Stock. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the Company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

Independent Directors

Our common stock is listed on the NASDAQ Capital Market. As such, we are subject to the NASDAQ Stock Market LLC (“NASDAQ”) director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Neuralstem that would compromise his or her independence from management or would cause him or her to fail to meet the NASDAQ’s specific independence criteria. When assessing the "materiality" of a director's relationship with Neuralstem, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NASDAQ’S director independence standards and it does not compromise a director's independence from management.

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Applying the NASDAQ’s standards, the Board has determined that Messrs. Ogilvie, Oldaker, Smith and Westreich, and Dr. Sohn are each “independent” as that term is defined by the NASDAQ’s standards. No independent director is up for re-election at the Annual Meeting.

Communications with Directors

We have adopted a formal process for shareholder communications with our independent directors. The policy, is available on our website, www.neuralstem.com in the “Corporate Governance” section under the “Investors” tab. Individuals wanting to communicate with our directors are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Neuralstem, Inc., 20271 Goldenrod Lane, Suite 2024, Germantown, MD 20876.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that are addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Corporate Governance Guidelines and Code of Ethics

We have adopted Corporate Governance Guidelines that are intended to ensure that our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The Corporate Governance Guidelines are intended to align the interests of directors and management with those of our shareholders and establish practices for the Board with regard to its oversight of the Company. Under our guidelines, the Board conducts a self-evaluation to assess adherence to the Corporate Governance Guidelines and identify opportunities to improve Board performance. A copy of our codes can be viewed on our website at www.neuralstem.com under “Corporate Governance” under the “Investors” tab.

In addition to our Corporate Governance Guidelines, we have adopted several guidelines intended to promote the honest and ethical conduct of our officers, directors, employees and consultants. They include, our "Code of Ethics” that applies to our officer, directors and employees and our “Finance Code of Professional Conduct” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and any persons who participate in our financial reporting process. A copy of our codes can be viewed on our website at www.neuralstem.com under “Corporate Governance” under the “Investors” tab.

The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver.

Stock Ownership Guidelines

On November 10, 2016, we have adopted stock ownership guidelines for our Chief Executive Officer and Chief Scientific Officer and named executive officers. Under the guidelines, our CEO and CSO are expected to own shares of our common stock that have a value equal to 2x their respective annual salaries. All other named executive officers or Section 16 filing employees are expected to own shares of our common stock that have a value equal to 1x their respective annual salaries. Shares may be owned directly by the individual, or owned jointly with or separately by the individual’s spouse, or held in trust for the benefit of the individual, the individual’s spouse or children. Share ownership requirements must be met within five years after first becoming subject to the guidelines.

Committees

We have established three (3) corporate governance committees comprised of the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Governance and Nominating Committee. The committee membership and the function of each of the committees are described below. Each committee is governed by written committee charters. We periodically review such charters and may amend or update the process and procedures contained therein. In the event of such amendment or update, we will promptly post our revised charter on our website. In addition to our established committee, we may from time to time establish special committees as the Board deems necessary. A copy of each respective committee’s charter can be viewed on our website at www.neuralstem.com under “Corporate Governance” under the “Investors” tab.

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The table below identifies the Board’s standing committees and committee membership as of March 31, 2017:

Director	Independent	Audit Committee	Governance and Nominating Committee	Compensation Committee
William Oldaker	Yes	Chair	---	Member
Scott Ogilvie	Yes	Member	Member	---
Stanley Westreich	Yes	---	Member	Member
Dr. Catherine Angell Sohn	Yes	---	Chair	Member
Sandford D. Smith	Yes	Member	---	Chair

Each member of the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee is considered independent under NASDAQ listing criteria.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Messrs. Ogilvie, Oldaker and Smith. The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee assists the Board in fulfilling its oversight and monitoring responsibility of reviewing the financial information provided to shareholders and others, appoints Neuralstem’s independent registered public accounting firm, reviews the services performed by the independent registered public accounting firm and Neuralstem’s finance department, evaluates Neuralstem’s accounting policies and the system of internal controls established by management and the Board, reviews significant financial transactions, and oversees enterprise risk management.

During 2016, our Audit Committee held fourteen (14) meetings and acted by written consent five (5) times. The Board has determined that Messrs. Ogilvie, Oldaker and Smith are each an “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Governance and Nominating Committee

Our Governance and Nominating Committee’s purpose is to assist our board of directors in identifying individuals qualified to become members of our board of directors consistent with criteria set by our board of directors, to oversee the evaluation of the board of directors and management, and to develop and update our corporate governance principles. The Governance and Nominating Committee has recommended to the full Board the nominee named in this Proxy Statement for election to the Board. Messrs. Westreich, Ogilvie and Dr. Sohn are the members of the Governance and Nominating Committee. During 2016, our Governance and Nominating Committee held four (4) meetings and acted by written consent one (1) time.

The Governance and Nominating Committee evaluates candidates for the Board. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. The Governance and Nominating Committee will consider nominees recommended by our stockholders. For additional information regarding the process for nominee submission and selection, see the “Consideration of Director Nominees” on page 18 of this proxy statement.

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Compensation Committee

The Compensation Committee reviews and approves the compensation arrangements for Neuralstem’s executive officers, including the CEO, administers our equity compensation plans, and reviews the Board’s compensation. Messrs. Smith, Westreich, Oldaker and Dr. Sohn are members of the Compensation Committee. During 2016, the Compensation Committee held twelve (12) meetings and acted by written consent four (4) times.

Compensation Committee Interlocks and Insider Participation

During 2016, Messrs. Westreich, Smith and Oldaker and Dr. Sohn all served for on the Compensation Committee. None of the members on the Compensation Committee during the year end December 31, 2016 has been an officer or employee of Neuralstem. None of our executive officers serve on the Board or compensation committee of a company that has an executive officer that serves on our Board or the Compensation Committee.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. At present, the positions of Chairman and Chief Executive Officer are held by the same individual.  Based on our Chief Executive Officer’s knowledge of the Company, its business and its industry, the Board believes this structure is currently in the best interest of the Company and its shareholders.

Risk Oversight

The Company has a risk management program overseen by the Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committees. The Board regularly reviews information regarding the Company's liquidity and operations, as well as the risks associated with each, and annually reviews the Company's risks as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking. Mr. Stanley Westreich serves as the Board’s lead independent board member. As the Company’s lead independent director, Mr. Westreich has the following responsibilities:

•	Advising the executive chairman of the Board as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

•	Confirming the agenda with the Chief Executive Officer for meetings of the Board.

•	Coordinating and moderating executive sessions of the Board’s independent directors.

•	Acting as the principal liaison between the independent directors and the executive chairman of the Board on sensitive issues.

•	Performing such other duties as the Board may from time to time delegate in order to assist the Board in the fulfillment of its responsibilities.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Governance and Nominating Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. In evaluating such recommendations, the Governance and Nominating Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by the Governance and Nominating Committee should include the candidate’s (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (v) a written indication of the candidate’s willingness to serve on the Board, (vi) any other information required to be provided under securities laws and regulations, and (vii) a written indication to provide such other information as the Governance and Nominating Committee may reasonably request. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Neuralstem, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane, Suite 2024

Germantown, Maryland 20876

Fax: 301-560-6634

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In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Question 28”— What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 10 of this proxy statement.

Director Qualifications

Our Governance and Nominating Committee will evaluate and recommend candidates for membership on the Board consistent with criteria established by the Board. While the Board has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, due to the nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

Although the Board has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess, when considering a potential non-incumbent candidate, the Governance and Nominating Committee will factor into its determination the following qualities of a candidate: educational background, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, and ability to represent the best interests of our stockholders.

The Board is composed of a diverse group of individuals who have gained experience over their respective careers in strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Most of our directors also have experience serving on boards of directors and board committees of other public and private companies, which provides an understanding of different business processes, challenges, and strategies. Some of our directors also have experience with regard to the protection of intellectual property and litigation strategy as well as with the development of our core technologies.

The Governance and Nominating Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Identification and Evaluation of Nominees for Directors

Our Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Governance and Nominating Committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2016:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late

Jonathan Lloyd Jones	Form 4 (1 filed late)	1
Richard Daly	Form 4 (1 filed late)	1

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedure

We review all known relationships and transactions in which Neuralstem and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Neuralstem or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Neuralstem and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between Neuralstem and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2015.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this proxy statement entitled “Director Compensation” and “Executive Compensation.”

Information regarding disclosure of compensation to a director is included in the Section of this proxy statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this proxy statement entitled “Director, and Executive Officers -- Independent Directors.”

•	On April 10, 2017, the Board and Compensation Committee amended the Company’s non-employee director compensation plan. Under the amended plan, each director receives $100,000 payable in either (i) cash, (ii) equity grants consisting of common stock purchase options, restricted stock units or restricted stock, or (iii) a combination thereof at the election of each non-employee director.

In addition to amending the plan, the Board and Compensation Committee approved the payment of the directors’ previously deferred compensation for the period from July 1, 2016 through June 30, 2017.

•	During 2015 and 2016, all of our officers and directors entered into our revised standard indemnification agreement.

On December 12, 2016, we closed an offering of $20,000,000 of our securities to Tianjin Pharmaceuticals Group International Holdings Co., LTD. Pursuant to the offering, we issued Tianjin an aggregate of (i) 2,192,308 shares of common stock at a price per share of $3.289 and (ii) 1,000,000 shares of Series A 4.5% Convertible Preferred Stock with a stated value of $12.7895 per share and which are convertible into 3,888,568 common shares as of the date hereof.

•	On August 10, 2016, we entered into an expense reimbursement agreement with Dr. Karl Johe, our chief scientific officer. Pursuant to the agreement, Dr. Johe agreed to repay approximately $670,000 in expenses that we determined to have been improperly paid under our prior expense reimbursement policies.

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•	On June 16, 2016, we entered into an amendment to the general release and waiver of claims with I. Richard Garr. Pursuant to the amendment, Mr. Garr agreed to forego two lump sum payments of $177,000 (an aggregate of $354,000) owed to him by the Company and previously payable on January 1, 2017 and March 1, 2017.

•	On March 1, 2016, we entered into a general release and waiver of claims agreement with I. Richard Garr in connection with his resignation as the Company’s chief executive officer. Mr. Garr’s employment agreement previously required the Company to pay Mr. Garr, upon termination of employment and as severance, (i) a one-time payment of $1,000,000 and (ii) the vesting of all outstanding, but unvested awards and grants. Pursuant to the release, the terms of Mr. Garr’s severance were amended as follows: (i) Mr. Garr will continue to earn his current monthly salary until March 2017, (ii) Mr. Garr will receive payments in the amount of $177,000 to be paid on June 1, 2016, January 1, 2017 and March 1, 2017, (iii) Mr. Garr will continue to receive healthcare benefits until March 2017, and (iv) the immediate vesting of any previously outstanding but unvested equity awards

•	Effective June 1, 2016, Mr. Daly, our chief executive officer agreed to a salary reduction of $30,000 per annum bringing his annual salary to $410,000.

•	Effective June 1, 2016, Dr. Karl Johe, our chief scientific officer agreed to a salary reduction of $260,000 bringing his annual salary to $490,000.

•	On February 15, 2016, in connection with Mr. Richard Daly’s employment as our new Chief Executive Officer, we entered into an at-will employment agreement with Mr. Daly. Pursuant to the terms of the agreement, Mr. Daly will receive a base salary of $440,000 per year and will be eligible to receive an annual cash bonus based on achievement of certain performance goals with a target of 50% of his base salary. In addition, as an inducement to Mr. Daly’s employment, we issued him an inducement option to purchase 211,539 shares of Common Stock. The inducement option has a term of ten (10) years, and vests as follows: (i) 52,885 options vest on the six (6) month anniversary of the grant date, (ii) 52,885 options vest on the one (1) year anniversary of the grant date and the remaining 105,769 options vesting quarterly over the subsequent three (3) year period such that the inducement option will be fully vested on the four (4) year anniversary of the grant date.

Additionally, the agreement provides: (a) Mr. Daly with a housing allowance of up to $5,000 per month for rental of an apartment near the Company’s headquarters until the earlier of (i) 12 months from the Effective Date or (ii) such time as Mr. Daly relocates to where the Company is headquartered; (b) for the reimbursement of Mr. Daly’s reasonable commuting expenses between the Chicago, Illinois area and the Washington, D.C. area, including air travel; (c) for the offset of any tax liability of Mr. Daly associated with such housing allowance and commuting expense reimbursements; (d) for the reimbursement of Mr. Daly for incurrence of fees for tax and financial planning up to $5,000 on an annual basis, subject to the Company’s receipt of appropriate documentation, and (e) for the reimbursement of reasonable legal and accounting expenses incurred in connection with his employment.

Also, pursuant to the agreement if we terminate Mr. Daly’s employment without Cause or Mr. Daly resigns with Good Reason, as each term is defined in the agreement, Mr. Daly will be eligible for (a) payment of his accrued but unpaid base salary, any unpaid or unreimbursed expenses and any accrued but unused vacation through the date of termination; and (b) continued payment of his base salary for (i) 18 months following the termination date if termination occurs within 12 months of his employment date, (ii) 12 months following the termination date if termination occurs within between 12 and 24 months of his employment date, or (iii) 9 months following the termination date if termination occurs 24 months after his employment date. Further, if within 18 months following a sale event (as defined in the Company’s inducement plan) Mr. Daly’s employment is (a) terminated by the Company for any reason (other than as a result of his death or disability or a with Cause termination) or (b) terminated by Mr. Daly with Good Reason, then Mr. Daly will be eligible to receive, in addition to the severance benefits: (i) acceleration of the vesting of 100% of Mr. Daly’s then outstanding unvested equity awards and (ii) payment of a pro rata portion of Mr. Daly’s target annual bonus for the year in which the termination of employment occurs.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Our non-executive director compensation program is overseen and approved by our Compensation Committee and is designed to enable us to continue to attract and retain highly qualified directors by ensuring that director compensation is in line with peer companies competing for director talent, and is designed to address the time, effort, expertise, and accountability required of active board membership. In general, we believe that annual compensation for non-employee directors should be cash and equity based and designed to compensate members for their service on the Board and its committees, align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the Board. Our Compensation Committee annually reviews and approves compensation programs related to our non-employee members of the Board of Directors.

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The following are the terms of our legacy and current amended Director Compensation Plan pursuant to which non-employee directors are compensated:

Legacy Plan

Securities

Each director received a $200,000 annual board fee, subject to annual review and adjustment. On May 31, 2016, the annual board fee was reduced from $200,000 to $100,000. The board fee was payable in restricted stock, restricted stock units, or common stock options at the election of the director. Such grants were made as of July 1 each year and vest quarterly over the grant year. Fees for new directors appointed or elected during the year were pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each continuing director elected to receive the board fee in either restricted stock, restricted stock units, or common stock options by June 15th of each year. New directors made such election upon a notification of their approval to serve on the board. A failure to make any election resulted in the fee being paid via a stock option grant.

All grants of restricted stock and restricted stock units were valued using the adjusted closing bid price of the Company’s common stock on the applicable grant date. All option grants were valued using the Black-Scholes option pricing model and were subject to customary assumptions used in the preparation of the financial statements.

Current Plan

On April 10, 2017, the director compensation plan was modified such that each non-employee director receives a $100,000 annual board fee subject to annual review and adjustment. The annual board fee is payable in either (i) cash, (ii) equity grants consisting of common stock purchase options, restricted stock units or restricted stock, or (iii) a combination thereof at the election of each non-employee director. Directors electing to receive their annual fee in cash will receive four equal quarterly payments during the year. Applicable equity grants will be made as of July 1 of each year and will vest quarterly over the grant year. Fees for new directors appointed or elected during the year will be pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each continuing director will be required to make an election to receive the board fee in either cash, restricted stock, restricted stock units, or common stock options by June 15th of each year. All grants of restricted stock and restricted stock units will be valued using the adjusted closing bid price of the Company’s common stock on the applicable grant date. All option grants will be valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of the financial statements.

Board Compensation for 2016

The following table summarizes compensation paid to non-employee directors during 2016.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)
William Oldaker
Independent Director (1)	$100,000	-	-	-	-	-	$100,000
Scott Ogilvie
Independent Director (1)	$100,000	-	-	-	-	-	$100,000
Stanley Westriech
Independent Director (2)	$-	-	100,000	-	-	-	$100,000
Catherine Sohn
Independent Director (1)	$100,000	-	-	-	-	-	$100,000
Sandford Smith
Independent Director (1)	$100,000	-	-	-	-	-	$100,000

 __________________________

(1)	On April 10, 2017, the Director elected to receive their compensation for the period from July 1, 2016 - June 30, 2017 in the form of cash of $100,000 per Director per the current non-employee director plan described above.

(2)	On April 10, 2017, Mr. Westreich elected to receive his annual compensation for the period from July 1, 2016 through June 30, 2017 in the form of options to purchase 33,408 shares of common stock per the current non-employee director plan described above. The options have an exercise price of $4.96, a grant date fair value of $2.99 and a term of seven (7) years.

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EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our non-executive director and executive compensation programs impact all of our employees by establishing a general framework for compensation and creating a work environment focused on expectations, goals, and rewards. Because the performance of every employee is important to the overall success of the Company, our Board is mindful of the impact that our compensation programs have on all of our employees. In considering our compensation policies and practices, our Board balances the needs to conserve cash and minimize stockholder dilution against the requirements to attract, retain, and motivate our non-executive directors, executives and other employees while fostering an innovative and entrepreneurial corporate culture. Our Board strives to act in the long-term best interests of the Company and its stockholders, as well as ensure that the components of compensation do not, individually or in the aggregate, encourage excessive risk-taking.

Compensation-Setting Process

Role of the Board, Compensation Committee and Management

The Compensation Committee is responsible for overseeing, determining, recommending and approving the compensation of our non-executive directors, CEO and other executives, including the other Named Executive Officers. From time to time during the year, the Compensation Committee will review the compensation of our non-executive directors, CEO and other executives, determine whether to make any adjustments to their respective compensation. With regard to our executive officers, the Compensation Committee reviews base salaries, determine whether an annual incentive award was earned for the last completed fiscal year based on its assessment of the Company and individual performance for that period and, if so, the amount of any such bonuses, and determine whether to make equity awards based on Company and individual performance.

As described below, the Compensation Committee gives considerable weight to our CEO’s performance evaluation of the other executives because of his direct knowledge of each executive’s performance and contributions. The Compensation Committee conducts an annual review of our executives’ compensation and considers adjustments in executive compensation levels to ensure alignment with our compensation strategy and competitive market practices. During this process, the Compensation Committee is also mindful of the results of the shareholder’s Advisory Vote on Executive Compensation during the most recent vote and although not binding, is considered in the compensation setting process.

Role of Senior Management

The Compensation Committee typically seeks the input of our CEO when discussing the performance of and compensation for our other executives, including the other Named Executive Officers. In this regard, at the request of the Compensation Committee our CEO reviews the performance of the other executives, including the other Named Executive Officers, annually and presents to the Compensation Committee his conclusions and recommendations as to their compensation, including base salary adjustments, annual incentive awards, and long-term equity incentive awards. The Compensation Committee then uses these recommendations as one factor in its deliberations to determine the compensation of our executives.

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our non-executive director and executive compensation program and related policies and practices. For compensation related to the year end 2016, the Compensation Committee did not consult with a compensation committee consultant due the Company’s cash position. Commencing for compensation to be paid in the year end 2017, the Compensation Committee has engaged Radford, an Aon Hewitt Company and a national compensation consulting firm, with regard to both our non-executive director and executive compensation program. Radford was engaged to provide the Compensation Committee with information, recommendations, and other advice relating to these compensation programs on an ongoing basis. Radford was directly engaged and serves at the discretion of the Compensation Committee and provides no other services to the Company.

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Competitive Positioning

In making compensation decisions, the Compensation Committee reviews independent survey data, such as the Radford Global Life Sciences compensation survey, as well as publicly-available data from companies with which we compete for executive talent. The companies chosen for comparison may differ from one executive to the next depending on the scope and nature of the business for which the particular executive is responsible.

Although the compensation data from comparable companies is useful comparative information, the Compensation Committee does not require that the compensation components of the non-executive directors or individual executives bear any particular relationship to the compensation of non-executive director or executives of similar positions of those comparable companies. In development-focused companies within the biopharmaceutical industry, many traditional measures of corporate performance, such as earnings-per-share or sales growth, may not readily apply in reviewing the performance of executives. Because of the Company’s current stage of development, the Compensation Committee evaluates other indications of performance, including progress towards the Company’s research and development programs and corporate development activities, as well as the Company’s success in securing capital sufficient to enable the Company to continue research and development activities, in its decision-making process.

Say-on-Pay

At our 2014 Annual Meeting of Stockholders held on June 27, 2014, we submitted two proposals to our stockholders regarding our executive compensation practices.

The first was an advisory vote on the 2013 compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). At our 2014 annual meeting, excluding broker non-votes, approximately 1,944,811 (adjusted for reverse stock split of 1-for-13 effective January 6, 2017) shares cast votes with regard to the say-on-pay proposal. Of those, 1,639,741 or approximately 84%, of the shares approved the compensation of named executive officers. We believe that the outcome of our say-on-pay vote signals our stockholders’ support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. In light of this stockholder support, the Compensation Committee determined not to change its approach to compensation. However, even though stockholders demonstrated overwhelming support for our compensation approach in 2014, the Compensation Committee annually reevaluates our compensation practices to determine how they might be improved. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

The second proposal was a vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (commonly known as a “say-when-on-pay” vote). The frequency of once every three years received the highest number of votes cast. Based on these results, our Board of Directors determined that we would hold our next say-on-pay votes at the 2017 Annual Meeting.

Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the years ended December 31, 2016 and 2015. All references to common stock, shares, and per share amounts have been retroactively restated to reflect the 1:13 reverse stock split that became effective on January 6, 2017.

Name and Principal Position	Year	Salary	Bonus	Stock Awards		Option Awards	Nonequity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	($) (c)	($) (d)	($) (e)		($) (f) (2)	($) (g)	($) (h)	($) (i) (1)	($) (j)
Richard J. Daly	2016	$367,782	183,891	-	(6)	1,208,050	-	-		$1,759,723
Chief Executive Officer

I. Richard Garr	2016	$73,333	-	-		-	-	13,267	544,667	$631,267
Former CEO, President, General Counsel ("PEO")	2015	$434,500	-	-		-	-	-	6,000	$440,500

Karl Johe	2016	$598,333	359,000	-		-	-	-	6,000	$963,333
Chief Scientific Officer	2015	$750,000	112,500	-		-	-	-	6,000	$868,500

Jonathan Lloyd Jones
Former Chief Financial Officer	2016	$315,000	157,500	-	(4)	48,976	-	-	-	$521,476
	2015	$195,865	32,650	-	(3)	53,857	-	- (5)	25,000	$307,372

_____________________

(1)   Includes automobile allowance, relocation allowance, perquisites and other personal benefits.

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(2)   For additional information regarding the valuation of Option Awards, refer to Note 5 of our financial statements in the section captioned "Stock Options" contained in our Annual Report filed March 23, 2017 with the SEC on form 10-K.

(3)   Represents 3,847 options awarded as a one-time hiring incentive on May 18, 2015 valued at $53,857. The Long-Term incentive options have a strike price of $22.23, vest quarterly over a two-year period and expire May 18, 2025.

(4)   Represents 6,137 options were awarded as a Long-Term incentive on March 8, 2016 valued at $48,976. The Long-Term incentive options have a strike price of $12.22, vest quarterly over a three-year period and expire March 8, 2026.

(5)   Represents relocation expense of $25,000.

(6)   Represents 211,539 options awarded as an inducement grant on February 15, 2016. The inducement options have a strike price of $8.97 and vest 25% on the six-month anniversary of the grant date, 25% on the one year anniversary of the grant date, and 50% quarterly over the subsequent three-year period thereafter.

Employment Agreements and Arrangements and Change-In-Control Arrangements

Employment Agreement with Richard Daly

On February 15, 2016, Richard Daly was appointed Chief Executive Officer, President, and as a member of the Company’s board of directors (“Effective Date”). Pursuant to the terms of the employment agreement, Mr. Daly will receive a base salary of $440,000 per year and will be eligible to receive an annual cash bonus based on achievement of certain performance goals with a target of 50% of his base salary. Effective June 1, 2016, Mr. Daly agreed to a voluntary salary reduction of $30,000 per year, bringing his annual salary to $410,000 per year.

Mr. Daly’s employment agreement provides for severance in the event Company terminates Mr. Daly’s employment without Cause or Mr. Daly resigns with Good Reason, as each term is defined in the employment agreement, Mr. Daly will be eligible for (a) payment of his accrued but unpaid base salary, any unpaid or unreimbursed expenses and any accrued but unused vacation through the date of termination; and (b) continued payment of his base salary for (i) 18 months following the termination date if termination occurs within 12 months of the Effective Date, (ii) 12 months following the termination date if termination occurs within between 12 and 24 months of the Effective Date, or (iii) 9 months following the termination date if termination occurs 24 months after the Effective Date (collectively, the “Severance Benefits”). Further, if within 18 months following a Sale Event (as defined in the Company’s inducement stock option plan) Mr. Daly’s employment is (a) terminated by the Company for any reason (other than as a result of his death or disability or a with Cause termination) or (b) terminated by Mr. Daly with Good Reason, then Mr. Daly will be eligible to receive, in addition to the Severance Benefits: (i) acceleration of the vesting of 100% of Mr. Daly’s then outstanding unvested equity awards and (ii) payment of a pro rata portion of Mr. Daly’s target annual bonus for the year in which the termination of employment occurs.

Mr. Daly also entered into a confidential information and invention assignment agreement governing the ownership of any inventions and confidential information. Mr. Daly also entered into the Company’s standard indemnification agreement which is entered into by the Company’s officers and directors. In the event of a termination for any reason other than “Cause,” we will be required to make such payments, approximately as follows:

Officer	Severance(1)	Accelerated Vesting of Awards(2)	Total
Richard Daly	$615,000	$--	$615,000

(1)	Assumes termination at December 31, 2016.
(2)	Derived from the intrinsic value of the stock options as of December 31, 2016 using a market value of $3.51 for the Company’s common stock.

Mr. Daly’s agreement contains non-solicitation, and confidentiality covenants. The agreement may be terminated by either party with our without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Karl Johe, Ph.D.

We have a written employment agreement with Dr. Johe, our former Chief Scientific Officer. Pursuant to the agreement, Dr. Johe is entitled to an annual salary of $750,000 paid monthly. Effective June 1, 2016, Dr. Johe agreed to a voluntary salary reduction of $260,000 per year, bringing his annual salary to $490,000 per year. Additionally, Dr. Johe’s employment agreement provides for certain performance bonuses as determined from time to time by our Compensation Committee. For 2016, Dr. Johe’s target levels for annual incentive bonus and long term equity compensation were: (i) 60%, and (ii) 100%, of Dr. Johe’s 2016 base salary, respectively. For 2017, Dr. Johe’s target bonus levels for annual incentive and long term equity compensation bonuses have not been determined. Dr. Johe’s employment agreement also provides for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. Dr. Johe’s employment agreement terminates on October 31, 2017. Effective August of 2016, Dr. Johe ceased to be a section 16 officer of the Company.

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Dr. Johe’s employment agreement also provides for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Johe is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Johe during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. By way of example, such payments would be approximately as follows:

Officer	Severance(1)	Accelerated Vesting of Awards(2)	Total
Dr. Karl Johe	$1,000,000	$--	$$1,000,000

(1)	Assumes termination at December 31, 2016.
(2)	Derived from the intrinsic value of the stock options as of December 31, 2016 using a market value of $3.51 for the Company’s common stock.

Dr. Johe’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Jonathan Lloyd Jones

We had a written employment agreement with Jonathan Lloyd Jones our Chief Financial Officer. Pursuant to the agreement and until he left the Company on April 30, 2017 to pursue other opportunities, Mr. Lloyd Jones was entitled to an annual salary of $315,000 paid monthly.  Additionally, Mr. Lloyd Jones’ employment agreement provided for certain performance bonuses as determined from time to time by our Compensation Committee. For 2016, Mr. Lloyd Jones’ target levels for annual incentive bonus and long term equity compensation were: (i) 50%, and (ii) 50%, of Mr. Lloyd Jones’ 2016 base salary, respectively. For 2017, Mr. Lloyd Jones’ target bonus levels for annual incentive and long term equity compensation bonuses had not been determined prior to his leaving the Company. Mr. Lloyd Jones’ employment agreement also provided for the reimbursement of reasonable business expenses.  Mr. Lloyd Jones’ employment agreement was at-will.

Mr. Lloyd Jones’ employment agreement also provided that in the event Mr. Lloyd Jones is terminated for any reason other than “Cause”, then he shall be entitled to (i) severance in an amount equal to one year of his annual salary and (ii) the immediate vesting of all previously unvested stock options granted to Mr. Lloyd Jones upon execution of his employment agreement, or 3,847 aggregate options (collectively, “Termination Provisions”).   Additionally, in the event of a termination of employment following a change in control, Mr. Lloyd Jones will also be entitled to the foregoing Termination Provisions. In the event a termination for any reason other than “Cause,” we will be required to make such payments, approximately, as follows:

Officer	Severance(1)	Accelerated Vesting of Awards(2)	Total
Mr. Jonathan Lloyd Jones	$315,000	$--	$315,000

(1)	Assumes termination date of December 31, 2016.
(2)	Derived from the intrinsic value of the stock options as of December 31, 2016 using a market value of $3.51 for the Company’s common stock.

Mr. Lloyd Jones’ agreement may be terminated by either party with or without cause and without prior notice subject to the Termination Provisions as discussed.

Employment Agreement with I. Richard Garr

We had a written employment agreement with Mr. Garr, our former Chief Executive Officer and General Counsel. Pursuant to the employment agreement and until he resigned, Mr. Garr was entitled to an annual salary of $440,000 paid monthly of which $30,000 is paid in connection with Mr. Garr’s duties as general counsel. Additionally, Mr. Garr’s employment agreement provided for certain performance bonuses as determined from time to time by our Compensation Committee. For 2016, Mr. Garr’s target levels for annual incentive bonus and long term equity compensation were: (i) 60%, and (ii) 100%, of Mr. Garr’s 2016 base salary, respectively. Mr. Garr’s employment agreement also provided for a $500 monthly automobile allowance and the reimbursement of reasonable business expenses. Mr. Garr’s employment agreement terminates on October 31, 2017.

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Mr. Garr’s employment agreement also provided for severance (“Termination Provisions”) in an amount equal to the greater of: (i) the aggregate compensation remaining on his contract; or (ii) $1,000,000, in the event Mr. Garr is terminated for any reason. In the event of termination, the agreement also provides for the immediate vesting of 100% of stock options granted to Mr. Garr during his term of employment. These termination provisions apply whether employee is terminated for “cause” or “without cause.” Additionally, in the event employee voluntarily terminates his employment following a change in control and material reassignment of duties, he will also be entitled to the termination provisions under the contract. In the event of early termination, the Termination Provisions will require us to make a substantial payment to the employee. Mr. Garr’s agreement contains non-solicitation, and confidentiality and non-competition covenants. The agreement may be terminated by either party with or without cause and without prior notice subject to the termination provisions as discussed.

Mr. Garr’s employment terminated on February 15, 2016. According to terms negotiated by the Company’s compensation and audit committees, Mr. Garr received (i) a monthly payment equivalent to his monthly salary at the time of his resignation through March 1 2017, a lump sum of $177,000 on (1) June 1, 2016 (subject to deductions contained in (v) below), (2) January 1, 2017 and (3) March 1, 2017, (iii) continued healthcare benefits until March 1, 2017, (iv) his laptop computer and desktop computer owned by Neuralstem. the value of which shall be deducted from the lump sum to be received on June 1, 2016, and (v) such amounts previously advanced to him during January of 2016 shall be deducted from the lump sum to be received on June 1, 2016. On June 6, 2016, Mr. Garr agreed to forego his final two lump sum payments of $177,000 (an aggregate of $354,000).

Outstanding Equity Awards Value at Fiscal Year-End

The following table includes information with respect to the value of all outstanding equity awards previously awarded to our named executive officers as of December 31, 2016. All references to common stock, share, and per share amounts have been retroactively restated to reflect the 1-for-13 reverse stock split that became effective on January 6, 2017.

		Number of securities underlying unexercised options - exercisable	Number of securities underlying unexercised options - unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan award: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Name		(#)	(#)	(#)	($)		(#)	($)	(#)	(#)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard J. Daly	(1)	52,885	158,654	-	$8.97	2/15/2026	-	-	-	-

I. Richard Garr	(2)	153,847	-	-	$47.58	1/1/2018	-	-	-	-
	(3)	20,243	-	-	$28.73	11/11/2020	-	-	-	-
	(4)	81,032	-	-	$14.17	4/11/2022	-	-	-	-
	(5)	53,875	-	-	$14.56	3/28/2023	-	-	-	-
	(6)	14,859	-	-	$41.86	1/28/2024	-	-	-	-
	(7)	13,155	-		$49.40	2/20/2025	-	-	-	-

Karl Johe (8)	(9)	161,539	-	-	$47.58	1/1/2018	-	-	-	-
	(10)	20,993	-	-	$28.73	11/11/2020	-	-	-	-
	(11)	56,807	-	-	$14.17	4/11/2022	-	-	-	-
	(12)	307,694	76,923	-	$11.96	7/25/2022	-	-	-	-
	(13)	45,556	-	-	$14.56	3/28/2023	-	-	-	-
	(14)	14,126	1,284	-	$41.86	1/28/2024	-	-	-	-
	(15)	14,141	10,100	-	$49.40	2/20/2025	-	-	-	-

Jonathan Lloyd Jones	(16)	2,885	962	-	$22.23	5/18/2025	-	-	-	-
	(17)	1,535	4,602		$12.22	3/8/2026

________________________

(1)	On February 16, 2016, we granted our CEO an inducement option to purchase 211,539 common shares. The option was granted under our Inducement Plan. The award vests at a rate of 52,885 options at each the six-month and one-year anniversary of the grant date with the remaining 105,769 vesting quarterly over the subsequent three (3) year period. The only vesting condition is Mr. Daly's continued employment.

(2)	On January 21, 2008, we granted our CEO an option to purchase 161,539 common shares. The grant has an effective date of January 1, 2008. The option was granted under our 2007 Stock Plan. The option vested at a rate of 53,846 per 14-month period. The applicable vesting dates were February 28, 2009, April 30, 2010, and June 30, 2011. The only vesting condition was Mr. Garr’s continued employment. All awards were vested upon the termination of Mr. Garr's employment.

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(3)	On November 11, 2010, we granted our CEO an option to purchase 20,243 common shares and 10,625 restricted stock units. The award was granted under our 2010 Stock Plan. The awards vested quarterly over three years commencing on November 11, 2010. The only vesting condition was Mr. Garr’s continued employment. All awards were vested upon the termination of Mr. Garr's employment

(4)	On April 11, 2012, we granted our CEO on option to purchase 81,0302 common shares under our 2010 Stock Plan of which 31,735 options were vested on grant date and 49,297 vested quarterly over 3 years. The only vesting condition was Mr. Garr's continued employment. All awards were vested upon the termination of Mr. Garr's employment

(5)	On March 28, 2013, we granted our CEO on option to purchase 9,949 common shares under our 2007 plan and 43,926 common shares under our 2010 Stock Plan of which 9,949 options were vested on grant date and 43,926 vested quarterly over 3 years. The only vesting condition is Mr. Garr's continued employment. Vesting of all unvested awards was accelerated upon the termination of Mr Garr's employment.

(6)	On January 28, 2014, we granted our CEO on option to purchase 14,859 common shares under our 2010 Stock Plan. The award vested quarterly over 3 years. The only vesting condition was Mr. Garr's continued employment. Vesting of all unvested awards was accelerated upon the termination of Mr Garr's employment.

(7)	On February 20, 2015, we granted our CEO on option to purchase 13,155 common shares under our 2010 Stock Plan. The award vested quarterly over 3 years. The only vesting condition was Mr. Garr's continued employment. Vesting of all unvested awards was accelerated upon the termination of Mr Garr's employment.

(8)	Outstanding equity awards for Dr. Johe do not include warrants to purchase an aggregate of 230,772 common shares that were issued on June 5, 2007.

(9)	On January 21, 2008, we granted our CSO an option to purchase 161,539 common shares. The grant has an effective date of January 1, 2008. The option was granted under our 2007 Stock Plan. The option vests at a rate of 53,846 per 14-month period. The applicable vesting dates are February 28, 2009, April 30, 2010, and June 30, 2011. The only vesting condition was Dr. Johe’s continued employment.

(10)	On November 11, 2010, we granted our CSO an option to purchase 20,993 common shares and 11,019 shares of restricted stock units. The award was granted under our 2010 Stock Plan. The awards vested quarterly over three years effective November 11, 2010. The only vesting condition was Dr. Johe’s continued employment.

(11)	On April 11, 2012, we granted our CSO an option to purchase 56,807 common shares under our 2010 Stock Plan. The awards vest quartelry over three years. The only vesting condition was Dr. Johe's continued employment.

(12)	On July 25, 2012, we granted our CSO an option to purchase 384,617 common shares under our 2010 Stock Plan. The award was issued in conjunction with the renewal of Dr. Johe's employment contract.

(13)	On March 28, 2013, we granted our CSO on option to purchase 49,556 common shares under our 2010 Stock Plan. The award vested quarterly over 3 years. The only vesting condition was Dr. Johe's continued employment.

(14)	On January 28, 2014, we granted our CSO on option to purchase 15,410 common shares under our 2010 Stock Plan. The award vests quarterly over 3 years. The only vesting condition is Dr. Johe's continued employment.

(15)	On February 20, 2015, we granted our CSO on option to purchase 24,241 common shares under our 2010 Stock Plan. The award vests quarterly over 3 years. The only vesting condition is Dr. Johe's continued employment.

(16)	On May 18, 2015, we granted our CFO on option to purchase 3,847 common shares under our 2010 Stock Plan. The award vests quarterly over 2 years. The only vesting condition is Mr. Lloyd Jones' continued employment. Mr. Lloyd Jones left the Company on April 30, 2017 to pursue other opportunities.

(17)	On March 8, 2016, we granted our CFO on option to purchase 6,137 common shares under our 2010 Stock Plan. The award vests quarterly over 3 years. The only vesting condition is Mr. Lloyd Jones' continued employment. Mr. Lloyd Jones left the Company on April 30, 2017 to pursue other opportunities.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our equity compensation plans as of December 31, 2016.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Avearge Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c )
Equity compensation plans approved by security holders
2005 Stock Plan, as amended and restated	36,926	$30.79	-
2007 Stock Plan	461,666	$40.24	-
2010 Equity Compensation Plan	988,719	$16.84	30,433
Equity compensation plans not approved by security holders
Inducement Plan	211,539	$8.97	250,000
Total	1,698,850	$22.52	280,433

Inducement Award Stock Option Plan

On February 15, 2016, the board of directors approved our Inducement Award Stock Option Plan (“Inducement Plan”). The Inducement Plan is used exclusively for the granting of options to individuals who were not previously an employee or non-employee director of the Company whom is being hired by the Company. Under the terms of the Inducement Plan, the administrator of the Inducement Plan (board or committee thereof), is authorized to issue up to 461,539 options to purchase common stock provided that (i) the exercise price per share of all options shall not be less than 100% of the fair market value of the Company’s stock on the grant date and (ii) the term of each option shall not be longer than 10 years. In accordance with NASDAQ Listing Rule 5635(c)(4), the Company did not seek approval of the Inducement Plan by our stockholders. As of March 31, 2017, the Company has issued 211,539 of the available 461,539 shares available under the Inducement Plan. Accordingly, as of March 31, 2017, there are 250,000 shares available for issuance under the Inducement Plan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the approximate aggregate fees billed to us or expected to be billed to us by our independent auditors, Dixon, Hughes, Goodman LLP and Stegman & Company, for our 2016 and 2015 fiscal years, respectively:

Type of Fees	2016	2015
Audit Fees	$94,013	$111,599
Audit Related Fees (1)	3,500	12,713
Tax Fees	7,500	7,350
All other Fees	33,855
Total Fees	$138,868	$131,662

Pre-Approval of Independent Auditor Services and Fees

Our audit committee reviewed and pre-approved all audit and non-audit fees for services provided by Dixon, Hughes, Goodman LLP and has determined that the provision of such services to us during fiscal 2016 and in connection with the audit of our 2016 fiscal year financials is compatible with and did not impair independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Dixon, Hughes, Goodman LLP did not provide us with any services, other than those listed above.

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Changes of Independent Auditor

During 2016, our prior independent registered public accounting firm, Stegman & Company, announced that effective June 1, 2016 substantially all of its directors and employees would be joining Dixon, Hughes, Goodman LLP. As a result, effective June 1, 2016 Stegman & Company resigned as our independent registered public accounting firm. The Audit Committee of the Company's Board of Directors approved retaining Dixon, Hughes, Goodman LLP on June 5, 2016, to serve as our independent registered public accounting firm.

The reports of Stegman & Company on the audits of our consolidated financial statements as of and for the years ended December 31, 2015, 2014 and 2013 and audit of internal control over financial reporting as of December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. The report for the year ended December 31, 2015 expressed that there was substantial doubt about the our ability to continue as a going concern.

During our fiscal years ended December 31, 2015, 2014 and 2013, and the subsequent interim period through the date of their resignation, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Stegman & Company on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Stegman & Company, would have caused Stegman & Company to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended December 31, 2015, 2014 and 2013, and the subsequent interim period through the date that we retained Dixon Hughes, Goodman LLP, the Company did not consult with Dixon, Hughes, Goodman LLP regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee (Committee) of the Board of Directors of Neuralstem is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on our website at www.neuralstem.com. To view the charter, select “Corporate Governance” under “Investor” section and then “Audit Committee” located in the Committee Charters section of such page.

The Committee oversees Neuralstem’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Neuralstem’s internal control over financial reporting. Neuralstem’s independent auditors are responsible for expressing an opinion as to the conformity of Neuralstem’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Neuralstem’s internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Neuralstem’s Annual Report on Form 10-K for the year ended December 31, 2016. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standard No. 16, “Communication with Audit Committees” as adopted by the Public Company Accounting Oversight Board (PCAOB).

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Neuralstem’s Annual Report on Form 10-K for the year ended December 31, 2016.

Scott Ogilvie – Audit Committee Member

William Oldaker – Audit Committee Chair

Sandford Smith – Audit Committee Member

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PROPOSAL 1

ELECTION OF DIRECTOR

The Company’s Board currently consists of six (6) members, five (5) of which are “independent,” as that term is defined by Listing Rules of the NASDAQ Stock Market. The Company’s Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. The Company’s Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

At this year’s annual meeting, the term of Mr. Daly will expire. One (1) Director will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2020. The Board has nominated Mr. Daly as a Class III director. Mr. Daly is currently a director of the Company. The candidate receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as a Class III director.

The sections titled “Directors, Executive Officers and Corporate Governance” on pages 13-19 of this proxy statement contain more information about the leadership skills and other experiences that caused the Governance and Nominating Committee and the board of directors to determine that these nominees should serve as directors of Neuralstem.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three Year Term Expiring at the

2020 Annual Meeting

Nominee for Term Expiring in 2020 (Class III)

The Governance and Nominating Committee recommended, and the Board of Directors nominated the following individual to serve as Class III director:

•	Richard Daly

Except as set forth below, unless otherwise instructed, the person appointed in the accompanying form of proxy will vote the proxies received by him for this nominee, who are is presently a director of Neuralstem. In the event that the nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holder will vote in his discretion for a substitute nominee. The term of office of the person elected as a director will continue until the 2020 annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The nominee for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as a director. Unless marked to the contrary, proxies received will be voted “FOR” the nominee.

Recommendation

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of the Nominee to the Board of Directors

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PROPOSAL 2

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF DIXON, HUGHES, GOODMAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017

The Audit Committee has selected Dixon, Hughes, Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017. Previously, Dixon, Hughes, Goodman LLP served as the Company’s independent registered public accounting firm in 2017. Prior to that, Stegman & Company served as the Company’s independent registered public accounting firm from 2007 until 2015. Representatives of Stegman & Company are not expected to attend the Annual Meeting, but representatives of Dixon, Hughes, Goodman LLP are expected to attend the Annual Meeting, either in person or telephonically, and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Dixon, Hughes, Goodman LLP as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Dixon, Hughes, Goodman LLP to stockholders for ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Dixon, Hughes, Goodman LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by Dixon, Hughes, Goodman LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

Ratification of the appointment of Dixon, Hughes, Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Dixon, Hughes, Goodman LLP.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Dixon, Hughes, Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

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PROPOSAL 3

AMENDMENT OF 2010 EQUITY COMPENSATION PLAN

On April 27, 2017 our Compensation Committee recommended and our Board approved an amendment to our 2010 Equity Compensation Plan (“Plan”). Pursuant to the amendment, the number of shares eligible for issuance under the plan will be increased by 700,000. We are asking our stockholders to approve the amendment of the Plan. Under the terms of the Plan, as amended, we will reserve an aggregate of 1,776,924 common shares for awards to our employees, directors, officers and consultants. As of March 31, 2017, there are 988,719 shares issued or reserved for issuance upon the exercise or conversion of outstanding awards excluding shares underlying 33,408 common stock purchase options that were granted to Stanley Westreich pursuant to a conditional grant as compensation for his service on our board of directors during 2016. Upon approval of the amendment, the options granted to Mr. Westreich on a conditional basis will no longer be subject to forfeiture. The Compensation Committee and the full board of directors believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. Upon review, our Compensation Committee and board determined that the provisions as well as shares available for future awards under our existing plans were insufficient to achieve such goal. Therefore, the Compensation Committee recommended, and the full board of directors approved, subject to stockholder approval, the amendment of the Plan in order to increase the aggregate number of shares available for grants and awards under the plan to 1,776,924 of which 730,432 shares will be reserved for issuance for future grants and awards.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan as proposed to be amended, which is included in this proxy statement as Appendix A.

General.  The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and nonstatutory stock options, restricted stock, performance units, performance shares, RSUs, and other stock based awards to our employees, directors, and consultants. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants and to promote the success of our business.

Common Stock Available Under the Plan.  Assuming stockholders approve this proposal, a total of 1,776,924 shares of common stock will have been reserved for issuance pursuant to the Plan, of which 988,719 are issued or will be reserved for issuance pursuant to outstanding awards. If an award expires or is terminated or canceled without having been exercised or settled in full, or is forfeited back to or repurchased by us, the terminated portion of the award (or forfeited or repurchased shares subject to the award) will become available for future grant or sale under the Plan (unless the Plan has terminated). Shares are not deemed to be issued under the Plan with respect to any portion of an award that is settled in cash or to the extent such shares are withheld in satisfaction of tax withholding obligations. If the exercise or purchase price of an award is paid for through the tender of shares, or tax withholding obligations are met through the tender or withholding of shares, those shares tendered or withheld will again be available for issuance under the Plan. However, shares that have actually been transferred to a financial institution or other person or entity selected by the Plan administrator will not be returned to the Plan and will not be available for future distribution under the Plan.

Administration of the Plan.  Our board of directors, or one or more committees appointed by our board of directors, will administer our Plan (the “administrator”). In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Compensation Committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code to enable us to receive a federal tax deduction for certain compensation paid under the Plan. The administrator has the power to determine the terms of the awards, including the exercise price (which may be changed by the administrator after the date of grant), the number of shares subject to each award (subject to the limits under the Plan), the exercisability of the awards and the form of consideration payable upon exercise. The administrator also has the power to implement an award exchange program, an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator), and a program through which participants may reduce cash compensation payable in exchange for awards, and to create other stock based awards that are valued in whole or in part by reference to (or are otherwise based on) shares of our common stock (or the cash equivalent of such shares).

Eligibility.  Nonstatutory stock options, restricted stock, stock appreciation rights, performance units, performance shares, RSUs, and other stock based awards may be granted under the Plan to our employees, directors, and consultants. Incentive stock options may be granted only to employees. As of March 31, 2017, we had eleven (11) employees, six (6) directors (including one employee director) and numerous consultants and/or temporary workers.

Limitations.   In general, Section 162(m) limits our compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation, including Performance-Based Compensation. The terms of the Plan permit, but do not require, us to grant performance-based awards under the Plan that meet the requirements of Performance-Based Compensation so that such awards will be deductible by us for federal income tax purposes.

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Options.  A stock option is the right to purchase shares of our common stock at a fixed exercise price for a fixed period of time. Each option is evidenced by a stock option agreement and is subject to the following terms and conditions:

Number of Options.  The administrator will determine the number of shares granted to any eligible individual pursuant to a stock option.

Exercise Price.  The administrator will determine the exercise price of options granted under our Plan at the time the options are granted, but with respect to nonstatutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and all incentive stock options, the exercise price generally must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of common stock generally is determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the day the option is granted.

Exercise of Option; Form of Consideration.  The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. To the extent permitted by applicable law, the Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, a reduction in the amount of our liability to the participant, any combination of the prior methods of payment or any other form of consideration permitted by applicable law.

Term of Option.  The term of stock options will be stated in the stock option agreement. However, the term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term must not exceed five years. No option may be exercised after the expiration of its term.

Termination of Service.  After termination of service, an option holder may exercise his or her option for the period of time determined by the administrator and stated in the option agreement. In the absence of a time specified in a participant’s award agreement, a participant may exercise the option within three months of such termination, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement), unless such participant’s service terminates due to the participant’s death or disability, in which case the participant or, if the participant has died, the participant’s estate, beneficiary designated in accordance with the administrator’s requirements or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option, to the extent the option was vested on the date of termination (or to the extent the vesting is accelerated upon the participant’s death), within one year from the date of such termination.

Nontransferability of Options.  Unless otherwise determined by the administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee. However, the administrator may at any time implement an award transfer program (whereby awards may be transferred to a financial institution or other person or entity selected by the Plan administrator).

Restricted Stock.  Restricted stock awards are awards of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator may impose whatever conditions to vesting it determines to be appropriate including, if the administrator has determined it is desirable for the award to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, that the restricted stock will vest based on the achievement of performance goals. Each award of restricted stock is evidenced by an award agreement specifying the terms and conditions of the award. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator also determines the purchase price of any grants of restricted stock and, unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the purchaser’s service with us for any reason including death or disability.

Restricted Stock Units.  RSUs are awards of restricted stock, performance shares, or performance units that are paid out in installments or on a deferred basis. The administrator determines the terms and conditions of RSUs. Each RSU award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine in its sole discretion, including, without limitation whatever conditions to vesting it determines to be appropriate. As with awards of restricted stock, performance shares, and performance units, the administrator may set restrictions with respect to the RSUs based on the achievement of specific performance goals. The administrator also determines the number of shares granted pursuant to a RSU award.

Performance Shares and Performance Units.  Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The performance goals may be based upon the achievement of company-wide, divisional, or individual goals (including solely continued service), applicable securities laws or other basis determined by the administrator. Payment for performance units and performance shares may be made in cash or in shares of our common stock with equivalent value, or in some combination, as determined by the administrator. Performance units will have an initial dollar value established by the administrator prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator also determines the number of performance shares and performance units granted to any employee. Each performance unit and performance share is evidenced by an award agreement, and is subject to the terms and conditions determined by the administrator.

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Other Stock Based Awards.  The administrator has the authority to create awards under the Plan in addition to those specifically described in the Plan. These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of our common stock (or the cash equivalent of such shares). These awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Plan and/or cash awards made outside the Plan. Each other stock based award will be evidenced by an award agreement that will specify terms and conditions as the administrator may determine.

Transferability of Awards.  Unless the administrator determines otherwise, our Plan does not allow for the transfer of awards other than by will, by the laws of descent and distribution, or pursuant to an award transfer program which the administrator has reserved the discretion to implement from time to time. Only the participant may exercise an award during his or her lifetime.

Performance Goals.  As discussed above, under Section 162(m) of the Code, the annual compensation paid to the chief executive officer, the chief financial officer, and each of the other three most highly compensated executive officers (our named executive officers) may not be deductible to the extent it exceeds $1,000,000. However, we are able to preserve the deductibility of compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan, setting limits on the number of awards that any individual may receive, and for awards other than options establishing performance criteria that must be met before the award actually will vest or be paid. The administrator (in its discretion) may make performance goals applicable to a participant. The performance goals may differ from participant to participant and from award to award. Any criteria used may be measured, as applicable, in absolute terms or in relative terms (including passage of time and/or against another company or companies), on a per-share basis, against the performance of the company as a whole or any segment of the company, and on a pre-tax or after-tax basis.

Adjustments upon Changes in Capitalization.  In the event that our stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our securities, or other similar change in our capital structure, the administrator will make the adjustments to the number and class of shares of common stock subject to the Plan, the maximum number of shares of common stock that may be issued to any individual in any fiscal year pursuant to awards, and the number, class, and price of shares of common stock subject to any outstanding award.

Adjustments upon Liquidation or Dissolution.  In the event of our liquidation or dissolution, any unexercised award will terminate. The administrator may, in its sole discretion, provide that each participant will have the right to exercise all or any part of the award, including shares as to which the award would not otherwise be exercisable.

Adjustments upon Merger or Change in Control.  Our Plan provides that in the event of a merger with or into another corporation or our “change in control,” including the sale of all or substantially all of our assets, the successor corporation will assume or substitute an equivalent award for each outstanding award. Unless determined otherwise by the administrator, any outstanding options not assumed or substituted for will be fully vested and exercisable, including as to shares that would not otherwise have been vested and exercisable, for a period of up to 15 days from the date of notice to the holder of such award. The option or stock appreciation right will terminate at the end of such period. Unless determined otherwise by the administrator, any restricted stock, performance shares, performance units, RSUs, or other stock based awards not assumed or substituted for will be fully vested as to all of the shares subject to the award, including shares which would not otherwise be vested. In the event an outside director is terminated immediately prior to or following a change in control, other than pursuant to a voluntary resignation, the awards he or she received under the Plan will fully vest and become immediately exercisable.

Amendment and Termination of Our Plan.  Our Plan will automatically terminate in July 11, 2020, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend, or terminate our Plan provided it does not adversely affect any award previously granted under our Plan.

Plan Benefits

The amount and timing of awards granted under the Plan are determined in the sole discretion of the administrator and therefore cannot be determined in advance. The future awards that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time.

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U.S. Federal Income Tax Information

Incentive Stock Options.  An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options.  An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.  A participant generally will not have taxable income at the time an award of restricted stock and RSUs are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture (e.g., vested). However, a holder of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award less any amount paid for the shares on the date the award is granted.

Our Tax Impact from Awards.  We generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our named executive officers. Under Section 162(m) of the Code, the annual compensation paid to named executive officers may not be deductible to the extent it exceeds $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) of the Code are met. These conditions include stockholder approval of the Plan and setting limits on the number of awards that any individual may receive per year. The Plan has been designed to permit the administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m) of the Code, which permits us to continue to receive a federal income tax deduction in connection with such awards.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Plan Benefit Table

As of the date hereof, we have made the following conditional grant:

Name and Position	Dollar Value	Number of Options
Stanley Westreich, Non-Executive Director	$100,000	33,408	(1)

(1)	On April 11, 2017, we issued a conditional option grant to Mr. Westreich for services rendered as a director for the 2016 fiscal board year. The option is 100% vested on the grant date and is being made on a conditional basis pursuant to NASDAQ market rules and will not be exercisable and will be subject to forfeiture if applicable shareholder approval is not received. The option has an exercise price of $4.96 and a term of 7 years.

The Board of Directors recommends that you vote FOR the amendment of the 2010 Equity Compensation Plan. Proxies will be voted FOR the amendment of the 2010 Equity Compensation Plan unless you otherwise specify in your proxy.

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PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company provides its shareholders with the opportunity to cast an annual advisory vote to approve the compensation of its named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, the compensation tables, and the narrative disclosures that accompany the compensation tables) (a “ say-on-pay proposal ”). The Company believes it is appropriate to seek and take into account the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

The Company’s goal for its executive compensation program is to attract, motivate, and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its shareholders’ long-term interests. The Company believes its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its shareholders.

The last time we provided our shareholders with the opportunity to cast advisory votes to approve the compensation of named executive officers was at our 2014 annual meeting of shareholders. At that meeting, excluding broker non-votes, approximately 1,944,811 (adjusted for reverse stock split of 1-for-13 effective January 6, 2017) shares cast votes with regard to the say-on-pay proposal. Of those, 1,639,741 or approximately 84%, of the shares approved the compensation of named executive officers.

This Proxy Statement, beginning on page 23, describes the Company’s executive compensation program. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board of Directors will request the shareholders vote to approve the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the the compensation tables, and the narrative disclosures that accompany the compensation tables), is hereby approved.”

As an advisory vote, this proposal is not binding on the Company, the Board of Directors or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Board of Directors or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board of Directors or the Compensation Committee. However, the Compensation Committee and the Board of Directors value the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

The Company’s current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of shareholders. It is expected that the next such vote will occur at the 2020 annual meeting of shareholders.

Vote Required

You may vote for or against the following resolution, or you may abstain. Approval of this proposal requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this vote is advisory, it will not be binding upon our Board of Directors. However, the Compensation Committee will consider the outcome of the vote, along with other relevant factors, in evaluating its executive compensation program.

Recommendation of the Board

Our Board of Directors recommends a vote “FOR” the approval of the foregoing resolution.

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PROPOSAL 5

ADVISORY VOTE TO APPROVE THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1, 2 OR 3 YEARS

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Board of Directors is requesting stockholders to vote, on a non-binding advisory basis the Board of Directors is conducting a non-binding, advisory vote on the frequency with which it will seek the non-binding stockholders’ advisory vote on executive compensation, similar to Proposal No. 4 in this proxy statement in future years. Neuralstem is required to hold the say-on-pay vote at least once every three years. Accordingly, stockholders may vote that the advisory vote on executive compensation be held in the future as follows:

•	Every year;

•	Every two years; or

•	Every three years.

Stockholders may also abstain from voting on this proposal. In considering your vote, you may wish to review the information presented in connection with Proposal No. 4 in this proxy statement, as well as the “Executive Compensation Tables” sections of this proxy statement, which provide a more detailed discussion of our executive compensation programs and policies.

Our Board of Directors has determined that holding a “say-on-pay” vote every three years is most appropriate for Neuralstem and recommends that you vote to hold such advisory vote in the future every third year, for the following reasons.

•	A triennial aligns with Neuralstem’s approach to executive compensation and the underlying philosophy of the Compensation Committee.

Our executive compensation programs are designed to enhance the long-term growth of Neuralstem and reward performance over a multi-year period. For example, the stock awards granted to our executive team historically have three-year vesting periods.

•	A triennial vote encourages a longer-term evaluation of compensation history and business results.

The Board of Directors believes that there is some risk that an annual advisory vote on executive compensation could lead to a short-term stockholder perspective regarding executive compensation that does not align well with the longer-term approach used by our Compensation Committee. We believe a three-year cycle for the stockholder advisory vote will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with Neuralstem’s performance, financial results and business.

•	A triennial vote provides our Compensation Committee with adequate time to consider the results of say-on-pay votes and other stockholder input.

A triennial “say-on-pay” vote allows the Board of Directors to respond to stockholder sentiment and effectively implement any desired changes to executive compensation policies, practices and programs.

The Board of Directors believes that a triennial vote would not foreclose stockholder engagement on executive compensation during interim periods. Stockholders can currently provide input directly to the Board of Directors, its committees or individual directors as indicated in the section of this proxy entitled “Directors, Executive Officers and Corporate Governance – Communication with Directors.” Thus, we view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate their views on Neuralstem’s executive compensation programs.

The Board of Directors weighed these reasons against the arguments in support of conducting the advisory vote annually or biannually. In particular, the Board of Directors considered the value of the opportunity for stockholder input at each annual meeting, as well as the belief that annual votes would promote greater accountability on executive compensation. Although the Board of Directors believes that these and other positions put forth in favor of an annual “say-on-pay” vote are not without merit, on balance, the Board of Directors believes that a triennial approach is most appropriate for Neuralstem and recommends such manner of voting to stockholders. The Compensation Committee intends to periodically reassess that view and, if it determines appropriate, may provide for an advisory vote on executive compensation on a more frequent basis.

Required Vote

The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the stockholders. Because this vote is advisory, it will not be binding upon our Board of Directors. However, the Compensation Committee will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our Board of Directors.

Recommendation

Our Board of Directors recommends a vote for a frequency of once every “3 YEARS” for the stockholder advisory vote on compensation awarded to our named executive officers.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov. or on Neuralstem’s website at www.neuralstem.com. Additional copies may be requested in writing. Such requests should be submitted to Mr. Richard Daly, Chief Executive Officer, Neuralstem, Inc., 20271 Goldenrod Lane, Suite 2024, Germantown, Maryland 20876. Exhibits to Form 10-K will also be provided upon specific request. The materials will be provided without charge.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, the person named as proxy holder, Richard Daly, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board of Directors.

By Order of the Board of Directors

May 1, 2017	/s/ Richard Daly Chairman of the Board

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APPENDIX A

2010 EQUITY COMPENSATION PLAN

NEURALSTEM, INC.

2010 EQUITY COMPENSATION PLAN

Initially adopted on July 12, 2010;

As amended on June 21, 2013; and

As amended on [June 22, 2017]

1.        Purposes of the Plan. The purposes of this Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide additional incentive to Employees, Directors and Consultants, and

•        to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and Other Stock Based Awards.

2.        Definitions. As used herein, the following definitions will apply:

(a)        “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)        “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)        “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock Based Awards.

(d)        “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)        “Award Transfer Program” means any program instituted by the Administrator which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator.

(f)        “Awarded Stock” means the Common Stock subject to an Award.

(g)        “Board” means the Board of Directors of the Company.

(h)        “Change in Control” means the occurrence of any of the following events:

(i)        Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities and within three (3) years from the date of such acquisition, a merger or consolidation of the Company with or into the person (or affiliate thereof) holding such beneficial ownership of securities of the Company is consummated; or

(ii)        The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)        A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

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(iv)        The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For purposes of this Section, “affiliate” will mean, with respect to any specified person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person (“control,” “controlled by” and “under common control with” will mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contact or credit arrangement, as trustee or executor, or otherwise).

(i)        “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j)        “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(k)        “Common Stock” means the Common Stock of the Company, or in the case of Performance Units and certain Other Stock Based Awards, the cash equivalent thereof.

(l)        “Company” means Neuralstem, Inc., a Delaware corporation, or any successor thereto.

(m)        “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n)        “Director” means a member of the Board.

(o)        “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p)        “Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(q)        “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)        “Exchange Program” means a program under which outstanding Awards or awards under prior or existing equity compensation plans are surrendered or cancelled in exchange for Awards of the same type, or (ii) Awards of a different type, and/or cash. Notwithstanding the foregoing, in no event will any exchange pursuant to an Exchange Program result in the reduction of the exercise price of an outstanding Award.

(t)        “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

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(i)        If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)        If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)        In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(iv)        Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(u)        “Fiscal Year” means the fiscal year of the Company.

(v)        “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)        “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Committee (in its discretion).

(x)        “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(y)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)        “Option” means a stock option granted pursuant to the Plan.

(aa)    “Other Stock Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 11.

(bb)    “Outside Director” means a Director who is not an Employee.

(cc)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)     “Participant” means the holder of an outstanding Award granted under the Plan.

(ee)    “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, in absolute or relative terms (including passage of time and/or against another company or companies), on a per share basis, against the performance of the Company as a whole or any segment of the Company, and on a pre-tax or after-tax basis.

(ff)      “Performance Share” means an Award granted to a Service Provider pursuant to Section 9 of the Plan.

(gg)    “Performance Unit” means an Award granted to a Service Provider pursuant to Section 9 of the Plan.

(hh)     “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

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(ii)        “Plan” means this 2010 Stock Plan as amended on [June 22, 2017].

(jj)        “Restricted Stock” means shares of Common Stock issued pursuant to a Restricted Stock award under Section 8, Section 10 or Section 11 of the Plan or issued pursuant to the early exercise of an Option.

(kk)      “Restricted Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Section 10 of the Plan.

(ll)        “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm)     “Section 16(b)” means Section 16(b) of the Exchange Act.

(nn)    “Service Provider” means an Employee, Director or Consultant.

(oo)      “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(pp)     “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(qq)     “Unvested Awards” means Options or Restricted Stock that (i) were granted to an individual in connection with such individual’s position as a Service Provider and (ii) are still subject to vesting or lapsing of Company repurchase rights or similar restrictions.

3.        Stock Subject to the Plan.

(a)        Stock Subject to the Plan. Subject to the provisions of Sections 14 of the Plan, the maximum number of Shares that may be issued under the Plan is 1,776,924. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash, or (ii) to the extent such Shares are withheld in satisfaction of tax withholding obligations. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, the number of Shares so tendered shall again be available for issuance pursuant to future Awards under the Plan. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan.

(b)        Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

4.        Administration of the Plan.

(a)        Procedure.

(i)       Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(ii)        Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)        Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

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(iv)        Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)       Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)        to determine the Fair Market Value;

(ii)        to select the Service Providers to whom Awards may be granted hereunder;

(iii)        to determine the number of Shares to be covered by each Award granted hereunder;

(iv)        to approve forms of agreement for use under the Plan;

(v)        to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)        to institute an Exchange Program;

(vii)        to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

(ix)        to modify or amend each Award (subject to Section 17(c) and 17(d) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(x)        to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi)        to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)        to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xiii)        to implement an Award Transfer Program;

(xiv)        to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xv)        to determine whether Awards will be adjusted for Dividend Equivalents;

(xvi)        to create Other Stock Based Awards for issuance under the Plan;

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(xvii)        to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xviii)        to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xix)        to make all other determinations deemed necessary or advisable for administering the Plan.

(c)       Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.        Eligibility. Nonstatutory Stock Options, Restricted Stock, Performance Units, Performance Shares, Restricted Stock Units and Other Stock Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.        Limitations.

(a)       ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)        No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

(c)        162(m) Limitation. For purposes of qualifying Awards as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Award to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

7.       Stock Options.

(a)       Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b)       Option Exercise Price and Consideration.

(i)       Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

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(1)        In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(2)        In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3)        Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii)       Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(c)       Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

(i)        cash;

(ii)        check;

(iii)        promissory note;

(iv)        other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v)        consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)        a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(vii)        any combination of the foregoing methods of payment; or

(viii)        such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)       Exercise of Option.

(i)       Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan or the applicable Award Agreement.

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Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)       Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)       Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan on the date one (1) month following the Participant’s termination. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)       Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date one (1) month following the Participant’s death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(e)       Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

8.       Restricted Stock.

(a)       Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to any restrictions specifically provided for in this Plan, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions, if any, that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

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(b)       Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c)       Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise

(d)       Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)       Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)       Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)       Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)       Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.       Performance Units and Performance Shares.

(a)       Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to any restrictions specifically provided for in this Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)       Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)       Performance Objectives and Other Terms. The Administrator will set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/ Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)       Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

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(e)       Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)       Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

10.       Restricted Stock Units. Restricted Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator.

11.       Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

12.       Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91 st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.       Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.       Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)        Adjustments. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)       Dissolution or Liquidation. In the event that any dividend (excluding an ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs then the Administrator shall appropriately adjust the number and class of Shares which may be delivered under the Plan, the 162(m) limits under Section 6(c) of the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(c)       Merger or Change in Control. In the absence of any specific language contained in the Award Agreement:

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(i)     Stock Options. In the event of a merger or Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the option confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Awarded Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(ii)       Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units and Other Stock Based Awards. In the event of a merger or Change in Control, each outstanding Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit awards shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which it would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award or Restricted Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

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15.       Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

16.       Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years less one day from the date that the Plan was initially adopted, or July 11, 2020, unless terminated earlier under Section 17 of the Plan.

17.       Amendment and Termination of the Plan.

(a)        Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)        Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)        Effect of Amendment or Termination. Subject to Section 19 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(d)       No Repricing. Notwithstanding any other provision herein or in any agreement evidencing any Award, in no case (except due to an adjustment contemplated by Section 14 or any repricing that may be approved by shareholders) shall any action be taken with respect to the Plan or any Award hereunder that would constitute a repricing (by amendment, substitution, cancellation and regrant, exchange or other means) of the per share exercise price of any Award.

18.       Conditions Upon Issuance of Shares.

(a)        Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)       Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.       Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

20.       Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21.       Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22.        Nonexclusivity Of The Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

A-12

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM, INC.

June 22, 2017

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report on Form 10-K, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21246/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10030303040000001000 2 062217

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR AND "FOR" PROPOSALS 2 AND 3 AND 4, AND A VOTE OF "3 YEARS" FOR PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Director:

NOMINEE:

☐ FOR THE NOMINEE — Richard Daly — Class III

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

	FOR	AGAINST	ABSTAIN
2. The ratification of Dixon, Hughes, Goodman as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
3. The approval of the amendment to the Company's 2010 Equity Compensation Plan.	☐	☐	☐
4. To approve, on an advisory basis, the executive compensation as disclosed in the proxy statement.	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
5. To approve the frequency of holding future advisory votes on executive compensation.	☐	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2016 Annual Report to Shareholders.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____ Date: ____ Signature of Stockholder ____ Date: ____

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

NEURALSTEM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard Daly as its proxy, with full power of substitution, to vote all shares of common stock of Neuralstem, Inc. that the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders of Neuralstem, Inc. to be held at Law Offices of Morgan, Lewis, & Bockius, 101 Park Avenue, 39th Floor, New York, NY 10178, on June 22, 2017, and at any adjournment or postponement thereof.

This proxy authorizes the person named above, to vote at his discretion on any other matter that may come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

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